November 2006 Connecting the Digital World to the Global Network TM Exhibit 99.1

Safe Harbor
This presentation contains forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Participants are cautioned that forward-looking statements such as statements of TriQuint’s projected revenue, operating results and projected earnings per share, projected revenue from new products, and projections relating to our end markets involve risks and uncertainties. A number of factors affect TriQuint's operating results and could cause its actual future results to differ materially from any results indicated in this presentation or in any other forward-looking statements made by, or on behalf of TriQuint, including those related to its respective markets, the demand for its components for applications such as wireless communications, broadband, base stations and military, risks associated with new product introductions, the demand for products utilizing SAW technology, and the utilization and performance of its manufacturing facilities. TriQuint cannot provide any assurance that future results will meet expectations.  Results could differ materially based on various factors, including TriQuint’s performance and market conditions. In addition, historical information should not be considered an indicator of future performance. Additional considerations and important risk factors are described in TriQuint's reports on Form 10-K and 10-Q under the headings “Factors that may affect
Future Results” and other filings with the Securities and Exchange Commission. These reports can also be accessed at the SEC web site, www.sec.gov.
The cautionary statements made in this presentation are applicable to all related statements wherever they appear. Statements containing such words as “anticipates,” “believes,” “estimates,” “expects,”
“hopeful,” “intends,” “plans,” “projects,” or similar terms are considered to contain uncertainty and are forward-looking statements.  Participants in this presentation or subsequent readers of these slides should understand that it is not possible to predict or identify all risk factors and should not consider the list to be a complete statement of all potential risks and uncertainties.

Safe Harbor
• This presentation contains forward looking
statements.
• Actual results may differ materially from those
projected in the forward looking statement.
• For a discussion of risk factors, see our most recent
SEC filing.

Investment Highlights
• $4 billion market opportunity in 2008
• Successful new strategy
– Transmit module
– WLAN
– Standard products
– Military R&D
• Strong balance sheet
– $154 million in cash net of convertible bond
• Positive cash flow from operations

Statement of Operations
Q3 2006 Q2 2006
Revenue 103.3 96.3
Gross Profit % 31.8% 32.1%
Engineering, R&D 12.2 12.5
SG&A 13.4 14.5
Operating expense 25.6 27.0
Operating expense % of revenue 24.7% 28.0%
Net Income 8.1 5.6
Net Income % of revenue 7.8% 5.8%
Earnings per share (diluted)
– including equity compensation charge 0.06 0.04
$ in millions, except EPS

Balance Sheet
Current Assets Q3 2006 Q2 2006
Cash, cash equivalents and investments 370.5 375.7
Accounts receivable, net 59.9 57.8
Inventories, net 85.6 73.2
Other current assets 16.2 15.6
Total current assets 532.2 522.3
Investments in marketable securities 2.5 4.6
Property, plant & equipment, other, net 211.3 212.6
Total assets 746.1 739.5
Liabilities and Stockholders’ Equity
Current liabilities
Total current liabilities 284.7 280.7
Long term liabilities 3.9 3.7
Stockholders' equity 457.5 455.1
Total liabilities and stockholders' equity 746.1 739.5
Days' Sales Outstanding 53 55
Inventory Turns 3.3 3.6
$ in millions

7 Revenue History $67.0 $67.9 $75.2 $84.7 $87.9 $96.3 $103.3 $0 $20 $40 $60 $80 $100 $120 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06

History of Income from Continuing Operations
2006 presented as Non-GAAP for comparison with 2005.
The impact of 123(R) expense is indicated for reconciliation to
GAAP results.
-7.8
-1.5
2.1
2.9
2.2
2.3
5.6
2.6
8.1
2.2
-8
-6
-4
-2
0
2
4
6
8
10
12
Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06
Income from Continuing Operations FAS 123R Expense

Connecting the digital world to the global network ®
Improving the performance and lowering the cost of our customer’s applications
What We Do
RF
Power
Filtering
Switching
TriQuint Core Competence
Digital
Semiconductors
and
Systems

10 Worldwide Facilities Manufacturing, engineering, design and sales Offshore manufacturing Design centers International sales and customer support

Curitel
•
•
Ericsson
•
•
•
•
Hittite
•
•
•
•
•
•
Kyocera
•
•
LG
•
•
Lockheed
•
•
Motorola
•
•
•
•
•
•
Nokia
•
•
•
•
Northrop Grumman
•
•
Philips
•
•
Raytheon
•
•
Samsung
•
•
•
•
Texas Instruments
•
•
ZTE
•
•
•
•
Base
Handset Station Broadband Military
TriQuint’s Major Customers
Based on results for 2005

Q3 2006 Revenue by Business
Multiple market core competence creates a strong,
sustainable business – the sum is greater than the parts
Handset – 49%
• Partner with chipset suppliers, not
compete
• Complete vertically integrated RF
front-end solution
• High volume
• High growth – taking share
Military – 11%
• High reliability
• High market share
• Technology feeder to
commercial products
Base Station – 16%
• High quality & reliability
• Technology leadership
Broadband – 24%*
• Leading position via foundry
• New standards ---> new opportunities
• Feature migration to handsets over time
Based on actual results for Q3 2006
* Includes WLAN, satellite, GaAs optical components and other

Military Revenue
ECCM/
Comm
10.7%
Ground
Station
0.3%
Navigation
4.2%
Other
22.7%
R&D
21.3%
Radar
40.8%
Q3 2005
$11.9M
Q3 2006
$11.7M
Radar
50.0%
ECCM/
Comm
7.1%
Ground
Station
0.2%
Navigation
1.4%
Other
19.1%
R&D
22.2%
2% revenue decrease year over year

14 Q3 2006 Military Update • Military revenue – Up 7% quarter over quarter – Down slightly year over year • R&D Projects – GaN for DARPA – SBand high voltage GaAs for the Office of Naval Research

Base Station Revenue
CDMA
2.2%
GSM/GPRS/EDGE
40.9%
WCDMA
5.3%
Other
9.6%
Point to Point
41.9%
CDMA
7.1%
GSM/GPRS/EDGE
33.7%
WCDMA
5.0%
Other
17.5%
Point to Point
36.7%
Q3 2005
$14.9M
Q3 2006
$16.9M
13% revenue growth year over year

Q3 2006 Base Station Update
• Base stations revenue
– Overall
• Up 13% quarter over quarter
• Up 13% year over year
– CDMA
• Up over 100% quarter over quarter
• Up 261% year over year
– WCDMA
• Up 66% quarter over quarter
• Up 7% year over year

Broadband & Other Revenue
Wireless
LAN
37.4%
Standard
Products
30.5%
Optical
Networks
12.3%
Cable
8.9%
Satellite &
Space
10.9%
Wireless
LAN
29.0%
Standard
Products
33.0%
Optical
Networks
22.0%
Cable
7.0%
Satellite &
Space
9.0%
Q3 2005
$15.4M
Q3 2006
$24.9M
62% revenue growth year over year

Q3 2006 Broadband Update
• Overall Revenue
– Up 26% quarter over quarter
– Up 52% year over year
• GPS Revenue
– Up 28% quarter over quarter
– Up 109% year over year
• Optical Revenue
– Up 49% quarter over quarter
– Up 188% year over year
• WLAN Revenue
– Up 41% quarter over quarter
– Up 25% year over year

19 Handset Revenue CDMA 70% GSM 30% CDMA 50% GSM 39% WCDMA/ EDGE 11% WCDMA/ EDGE 0% Q3 2005 $32.5 M Q3 2006 $51.1 M 57% Handset revenue growth

Power Amplifier & Transmit Module Growth
Duplexers
14.9%
IF Filters
3.8%
Switches
5.4%
Mixers
1.8%
RF Filters
17.7%
Integrated
Products
20.1%
PA’s, PAM’s &
Transmit Mod’s
16.9%
LNAs & Other
0.5%
Receivers
19.0%
Duplexers
11.0%
IF Filters
1.0%
Switches
5.0%
Mixers
2.0%
RF Filters
17.0%
Integrated
Products
8.0%
LNAs & Other
0.0%
Receivers
5.0%
Q3 2005
Q3 2006
370% revenue growth year over year
$5.5 M
$25.5 M
PA’s, PAM’s &
Transmit Mod’s
50.7%

Q3 2006 Handset Update
• CDMA
– UP 10% quarter over quarter
– Up 13% year over year
– 50% of handset revenue
• GSM/GPRS
– Down 7% quarter over quarter
– Up 105% year over year
– 39% of handset revenue
• WCDMA/EDGE
– Flat quarter over quarter
– Up from zero in Q2 2005 to 11% of handset revenue
• Transmit module
– Up 18% quarter over quarter
– Up over 1600% year over year
– Over 27% of handset revenue
• Power amplifier modules
– Up 23% quarter over quarter
– Up 305% year over year
– 17% of handset sales
• Foundry for handsets down

Partners Competitor Evolution
Base Band Transceiver RF Front End
Qualcomm
Philips – KKR & SL
Infineon
Texas Instruments
Agere Silicon Labs
Skyworks
RFMD
Anadigics
Renesas (Hitachi)
Freescale
EPCOS / Murata
ST Micro
TriQuint
PAM
Dup/Fil
Switch
Passive
ADI
Avago – KKR & SL
EMP
Modules w/TQNT GaAs

23 Guidance as of October 25, 2006 • Q4 2006 – Revenue $108M to $112M – GAAP EPS - $0.05 to $0.07 – Non-GAAP EPS - $0.06 to $0.08 • Not reiterated or confirmed

✔	✔	✔	✔	✔
	✔			✔	✔
			✔	✔	✔
	✔				
					✔
	✔		✔		✔
	✔	✔			✔
	✔	✔			✔

TriQuint SEMICONDUCTOR

TriQuint Market and Competition
TriQuint is a major supplier of both active and passive technology
The long term trend favors companies with complete RF portfolios due to RF integration
Module
Skyworks
RFMD
Murata
Hittite
Eudyna
EPCOS
Avago
TriQuint
BAW SAW RF Switch RF Power
Major competitors internal technology capabilities
Source: TriQuint Estimates

End Markets Are Stable
•
~ 6.25% CAGR Market growth
•
WLAN’s growth pushes Networks up slightly at the expense of Handset
Handsets
68%
Networks
28%
Military
4%
Handsets
66%
Networks
30%
Military
4%
2006
2009
Source: TriQuint Estimates

TriQuint Shifts Towards Market Balance
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Q3 2006 2009
Military
Networks
Handsets
TriQuint Market Revenue Mix
TriQuint revenues reflect the market mix
Handsets largest part of the market
Networks accelerates due to WLAN opportunities

TriQuint Emerges from the Pack in Handsets
2006
2009
• TriQuint emerges as established number 3
• 3G & EDGE drive growth
• Capitalizing on complete RF solution
• Module integration leader
Source: TriQuint Estimates
TQNT
TQNT

TriQuint Is on Track to be Number 1 in Networks
2006
2009
• TriQuint becomes market leader
• WLAN/WiMAX success - MIMO
• Standard products
• Upside opportunity with BTS RF power
Source: TriQuint Estimates
TQNT
TQNT

TriQuint Maintains Number 1 Position in Military
2006
2009
• TriQuint maintains market leadership
• GaN
• Phased array radar – air, battlefield & sea
• Advanced communications
Source: TriQuint Estimates
TQNT
TQNT

2008/2009 Target Financial Model
Revenue 100%
Cost of goods sold 60%
Gross profit % 40%
Engineering, R & D 13%
SG&A 12%
Operating income 15%
Interest income 1.5%
Income tax expense 0.5%
Net Income 16%
Non-GAAP
Revenue levels $160 - $170M per quarter
Tax rate may begin to increase in 2009

2008/2009 Target Financial Model
• Enablers
–
Scale & Size
- $160-170M per quarter revenue to achieve model
–
Product mix
– 2008 growth in broadband & standard products.
2009 and beyond expansion in military
–
Execution
– margin improvement
–
Market consolidation
– technology and integration requirements
will trim the competitive landscape
• Risks
– Execution
– Aggressive price reductions
– Disruptive technology

November 2006 Connecting the Digital World to the Global Network TM

2
CONFIDENTIAL & PROPRIETARY
Handsets: SAM (2003-2009)
$524 $520
$395
$380
$359 $356
$336
$1,065
$1,349
$1,104
$831
$627
$495
$420
$335.9
$630.7
$728.3
$826.9
$869.5
$21.7
$268.3
$459.4
$737.8
$954.1
$1,132.8
$26.4
$76.7
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2003 2004 2005 2006 2007 2008 2009
WEDGE
EDGE
GSM
CDMA

Technology Wall
Receive Filters
SAWs
PCS
DCS
GSM
Cell
Baseband
RF Transceiver
CMOS BiCMOS SiGe
GaAs pHEMT
DCS/PCS
CMOS Controller
PA Module
GaAs Passives
Band select
Vramp
Tx enable
GaAs HBT
Cell/GSM

TriQuint SEMICONDUCTOR

3 CONFIDENTIAL & PROPRIETARY Handset Integration Strategy Integration Silicon Partner TriQuint Digital Chip TriQuint Silicon Partner RF Module Technology Wall

TriQuint's In-House Technologies

RF Module Products

Power Amplifiers
GaAs HBT or pHEMT
Switches
GaAs pHEMT
Integrated Passives
GaAs
Filters & Duplexers
SAW or BAW
FE Module
PA Module
PA Duplexer
Transmit Module
Filter Bank

4 CONFIDENTIAL & PROPRIETARY TriQuint designs and manufactures all of the key components for RF modules Full Focus on RF Front-end

GSM / GPRS / EDGE / W-CDMA X'CVR

TriQuint SEMICONDUCTOR

5
CONFIDENTIAL & PROPRIETARY
900MHz Rx
2100MHz Rx
UMTS (PCS) Tx
1900MHz Rx
EDGE Low Band Tx
850MHz Rx
UMTS (850MHz) Tx
1800MHz Rx
UMTS (IMT2100) Tx
EDGE High Band Tx
WEDGE Architecture – ‘08/‘09
3-band UMTS + 4-band EDGE

6 CONFIDENTIAL & PROPRIETARY Competitor B 6 6 1.4 mm 3 TQM7M4006 5 5 1.1 mm 3 Competitor A 6 6 1.2 mm 3 TriQuint Leadership

Downlink (2.14 GHz)
Uplink (1.95 GHz)
Out-of-band blocker (1.76 GHz)

TriQuint SEMICONDUCTOR

7
CONFIDENTIAL & PROPRIETARY
1.76 GHz  1.95 GHz      2.14 GHz
Interferer
Tx
Rx
1.76 GHz  1.95 GHz      2.14 GHz
Interferer
Tx
Rx
Interferer
Interferer phone can
desensitize receiver of
WEDGE phone if switch
is not linear enough
WEDGE Switch Measurement Setup
ANT
GSM
Bands
WCDMA
Rx
WCDMA
Tx
GSM
Bands
WCDMA
Rx
WCDMA
Tx
1.76 GHz  1.95 GHz      2.14 GHz
Interferer
Tx
Rx
In a linear switch,
interferer does not
“hide” receive
information
1.76 GHz  1.95 GHz      2.14 GHz
Interferer
Tx
Rx
In a linear switch,
interferer does not
“hide” receive
information
1.76 GHz  1.95 GHz      2.14 GHz
Interferer
Tx
Rx
In a non-linear
switch, interferer
“hides” receive
information
1.76 GHz  1.95 GHz      2.14 GHz
Interferer
Tx
Rx
In a non-linear
switch, interferer
“hides” receive
information

8
CONFIDENTIAL & PROPRIETARY
6 x 6 GSM Transmit Modules
+
Reduced PCB Area
+
Fewer External Components
+
Simplified Supply Chain
XCVR
PA
FEM
XCVR
TxM
ESD
PA Power Control
Circuit and
Switch Decoder
GSM GPRS
Transceiver
Ant
TQM6M40xx
~50% ~50%
Area Savings Area Savings

Mio. Units
Forecast

SAMSUNG
SAMSUNG
SAMSUNG

TriQuint SEMICONDUCTOR

9
CONFIDENTIAL & PROPRIETARY
6 x 6 GSM Tx Modules – Market Acceptance
0,07
0,71
0,49
3,8
7,5
7,7
8
8,5
0
2
4
6
8
10
QI
05
QII
05
QIII
05
QIV
05
QI
06
QII
06
QIII
06
QIV
06
0,07
0,71
0,49
3,8
7,5
7,7
8
8,5
0
2
4
6
8
10
QI
05
QII
05
QIII
05
QIV
05
QI
06
QII
06
QIII
06
QIV
06
Over 20 million shipped to date

TQM663017
USA
D740
0439
TQM613017
USA
D656
0504
2005 3 21
0802

TriQuint SEMICONDUCTOR

10
CONFIDENTIAL & PROPRIETARY
Motorola PA/Duplexer Modules
GaAs
PA
SAW Filter
RX BAW
TX BAW
GaAs
Detector
GaAs
PA
SAW Filter
SMD
COUPLER
SAW DUPLEXER
TQM613017 –
CELL PA/Duplexer
CDMA 2000 – 1XRTT
GaAs
PA
SAW Filter
RX BAW
TX BAW
GaAs
Detector
GaAs
PA
SAW Filter
SMD
COUPLER
SAW DUPLEXER
CDMA 2000 – 1XRTT
TQM663017 – PCS PA/Duplexer

Motorola filter bank, Duplexer and Tri-Plexer V-300 RAZR V3c GSM Filter Bank V-600 CDMA Duplexer and Tri-Plexer RAZR E-815

Tx Modules Motorola FOMA M702iG SLVR L7c KRZR K1m Racer ic502

TQM6M4002 SGH-X150 SGH-D520 SGH-X156 SGH-D550 SGH-E910 Bang & Olufsen “Serene” SGH-X160 SGH-C400 SGH-C406 SGH-X168 SGH-D528 SGH-X166

SAMSUNG

SAMSUNG
mobile
SAMSUNG

SAMSUNG

SAMSUNG
mobile
SAMSUNG

SAMSUNG
mobile
SAMSUNG

SAMSUNG

SAMSUNG

SKY

VK
VK Mobile

TQM6M4002 (cont.) KCM GM608 VK200 AWG BP118 AWG BP238 SGH-X500 SGH-X508 SGH-X200 SGH-X210 SGH-X510 SGH-X520 SGH-X660

TQM6M4003 ZTE A12+ ZTE A15 ZTE A16 LG KG119 LG KG118 Foxlink MB501 (incl. 866560) LG KG110 LG KG112

LG

8.8 mm
48g
89.9mm
VK
VK Mobile

VK

VK
VK Mobile

VK Mobile

TQM7M4006 VK2000 VK4500 VK3100 VK4000 LG MG185 O2 Pantech U4000 (+890057 FEM)

TQM7M4006 (cont.) Darts “Boston” iMobile 902 (+1412 SAW) Gigabyte g-YoYo (+1412 SAW) DMobile CKT 3369 = i-Mobile 610 (+1412 SAW) AIZA Tech TC100G Gigabyte Nabi +1412 SAW

SAMSUNG

SAMSUNG

SAMSUNG

SAMSUNG

SAMSUNG
SAMSUNG

SAMSUNG

SAMSUNG

SAMSUNG
SAMSUNG

cingular
SAMSUNG

TQM7M5003 SGH-Z310 SGH-ZX10 SGH-ZX20 (HSDPA) SGH-Z400v SGH-Z560 (HSDPA) SGH-ZV50 (HSDPA) SGH-Z550 SGH-Z610 SGH-i600 (HSDPA) SGH-Z360 SGH-Z370 SGH-Z630

TQM7M5003 (cont.) LG KU800 (W-CDMA Chocolate) HTC “Breeze” HTC MTeoR HTC “Hermes” HTC TyTN O2 XDA trion MDA Vario II Siemens HSDPA data cards DC10, DC16

SAMSUNG
SAMSUNG

SAMSUNG
SAMSUNG

SAMSUNG

SAMSUNG

SAMSUNG

SAMSUNG
T··Mobile·

SAMSUNG
SAMSUNG

SAMSUNG
Options
Back

TQM7M5004 SGH-D820 SGH-T809 SGH-X700 SGH-T619 SGH-X700S SGH-D820S SGH-P906 SGH-T509 SGH-D828 SGH-E380

Samsung SGH-D820 (GSM/GPRS/EDGE) QB (850/900/1800/1900) TQM7M5004

TQM7M5004

LG LX-350 TriQuint SAW-Duplexer and switch

KRZR K1m

Motorola M702iG TQM676001

Racer (ic502) Triplexer 2in1 Filter TQM663017

TUE 10-OCT-06
11:35
Contacts
Recent
CLR

TUE 10-OCT-06
11:35
Contacts
Recent
CLR

HONOLULU_P3
A549D

SLVR L7c TQM663017 2 GPS filters & 2in1 filter

Connecting the Digital World to the Global Network TM

2
CONFIDENTIAL & PROPRIETARY
Networks Data Evolution
2010 1990
2.5G 2G
2000 2005
3G
GSM GPRS
D-AMPS
1xRTT
IS-95 A
TD-SCDMA
1xEV-DV IS-95 B
EDGE
WCDMA
1xEV-DO
PDC
4G
HSDPA/HSUPA
Some Flavor of OFDM System
• 3G LTE ”S3G”
• Mobile WiMAX
Ericsson, Nokia/Siemens, NEC
• Dominating WCDMA
• Focusing on 3G LTE dev for 4G
• Buying WiMAX
Motorola, Nortel, Lucent/Alcatel, Samsung
• Losing the WCDMA race
• Focusing on WiMAX for 4G

3
CONFIDENTIAL & PROPRIETARY
• Technology wall changes for Networks markets based on silicon reach
• Drive Front End module strategy in size constrained applications
• Backfill with standard products in high linearity discrete applications
Baseband Transceiver
Front End
Broadband
BTS
WLAN
WPAN
VSAT
Other
GPS
AUTO
WMAN
Tx
Discrete
Integ
?
Networks Strategy

4
CONFIDENTIAL & PROPRIETARY
Networks SAM (2005-2009)
BaseStation
Tier 1 BTS WMAN WLAN Optical PMD Std Prod
Tier 2 WPAN Cable COM SAT GPS AUTO
Tier 3 RFID Tst Eq Cordless Medical
Broadband Other
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2005 2006 2007 2008 2009
Base Station Broadband Emerging/Other Markets

5
CONFIDENTIAL & PROPRIETARY
Broadband Market
MAN
LAN
PAN
IEEE
802.16
WiMAX
IEEE 802.15
Bluetooth
IEEE
802.11
WiFi
WAN
SONET/SDH
OC-192
• WAN
– PMD growth opportunities
• WMAN
– Standardization gaining momentum
– Major players investing – Sprint /
Intel / Motorola / Samsung
– 12 vendors / 30 WiMax certified
products released
– Global spectrum, IP and user
acceptance still barriers
• WLAN
– Desire for personal broadband
drives WLAN
– 802.11n  (MIMO) ratification still
outstanding
– WLAN enabled mobile phones will
represent 10% of total handset
shipments by 2009

6
CONFIDENTIAL & PROPRIETARY
0
100
200
300
400
500
802.11b
19.9 21.7 24.5 25.0 23.0
802.11b/g
109.2 119.0 128.7 142.5 191.2
802.11b/g MIMO
1.0 13.6 22.3 30.9 66.2
802.11a/b/g
28.8 34.8 48.6 38.8 37.2
802.11a/b/g MIMO
0.5 2.0 17.0 88.9 111.5
2005 2006 2007 2008 2009
• WLAN continues growing at a fast pace
– Number of chipsets doubles from 2005 –
2008
– Available $ content per system increasing
• MIMO effect: 2x - 3x PA, SW, LNA, RF
Filter content
– 802.11a/b/g/n: $3.12,
– 802.11a/b/g: $1.56,
– 802.11b/g/n: $0.90,
– 802.11b/g: $0.46,
– 802.11b: $0.39
WLAN Units by Standard
Strategy Analytics / TriQuint

7
CONFIDENTIAL & PROPRIETARY
WLAN Market by End Product
0.0
20.0
40.0
60.0
80.0
100.0
120.0
140.0
2005 2006 2007 2008 2009
Laptop Adapter AP Router Game Console Handset Infotainment CE
Strategy Analytics / TriQuint
Current focus on laptops / Expanding to other applications

8
CONFIDENTIAL & PROPRIETARY
WLAN Evolution
• Embedded
802.11abg laptop
• MIMO adapters
Product Strategy
Technologies
Products
Key requirements evolve as market transitions from single mode to multi mode
Single function
MMIC’s, SAW’s
Dualband MMIC’s Integrated FEM Small FF Module
•
PA
•
LNA
•
Switch
•
IF Filter
•
DB LNA
•
DB SW
•
PA/SW/LNA MMIC
•
1x1 802.11abg FEM
•
PA/SW/LNA
•
Balun, Notch filter
•
Multiband
•
Multimode
•
WLAN, WiMAX
HBT, PHEMT E/D PHEMT
SAW E/D PHEMT
BAW BAW
• 802.11abg MIMO
laptop
• Dualmode VoIP
handsets
• 1
st
Gen WiFi +
WiMAX embedded
• Multimode
• Multimode, multi
band
• UMPC
2006
2008 2007 2009

9
CONFIDENTIAL & PROPRIETARY
WiMAX Market Forecast:
Mobile WiMAX becomes dominant after 2008
Source TriQuint
10M Subscribers by 2010
0.00
2.00
4.00
6.00
8.00
10.00
12.00
14.00
16.00
Mobile WiMAX
0.00 0.04 0.48 1.32 4.61 6.92
Fixed WiMAX
0.22 0.53 0.77 1.60 3.09 4.45
Proprietary BWA
3.00 3.90 4.30 4.05 2.50 2.00
2005 2006 2007 2008 2009 2010
WiBro included in Mobile WiMax

2006

- Mobile WiMAX Lab Trials
- Fixed WiMAX deployments

2007

- Mobile WiMAX MIMO Trials (1H)
- Mobile WiMAX deployments (2H)

2008

- WiFi/WiMAX embedded
- Multi-mode
- Mobile WiMAX Ramps up

2009

- Multi-mode, multi-band
- Global roaming
- Device proliferation

→

10
CONFIDENTIAL & PROPRIETARY
BWA / WiMAX – Transition to “Personal Broadband”
E/D pHEMT HFET
SAW
BAW
Key requirements evolve as market transitions from Fixed Mobile
Technologies
Products
Product strategy
• Multiband
• Multimode
• Integrated PA
• LNA/Switch
• RF & IF Filters
• HPA
• DB PA, LNA
• Switch
• IF Filters
• HPA
• PA, LNA
• Driver
• IF Filters
• HPA
• PA
• IF Filters
SFF Modules Integrated FEM
Dual Band
MMICs & SAWs
Single MMIC
& SAWs
Discrete
FET &
SAWs

MSC
PSTN
BSC
BTS
BTS
MS
MS
INTERNET

2500Xe 50K
$4995*
MSRP Starting from
Coverage for 50,000 sq ft*

TriQuint SEMICONDUCTOR

11
CONFIDENTIAL & PROPRIETARY
Base Station Market
BTS – Base Transceiver Station
BSC – Base Station Controller
MSC – Mobile Switching Center
MS - Mobile Subscriber
PSTN – Public Switched Telephone Network
Transceiver and
Amplifier Modules
Point to Point
mmWave Radio Link
Repeaters
Femtocells

WCDMA Deployment Trends

Data from February 2006

100 3G/WCDMA commercial networks in 42 countries

Australia~Austria~Bahrain~Belgium~Brunei~Croatia~Cyprus~CzechRepublic~Denmark~Estonia~Finland~France~
Germany~Greece~Guernsey~Hong Kong~Hungary~Ireland~Israel~Italy~Japan~Luxembourg~Malaysia~Mauritius
~The Netherlands~New Zealand~Norway~Poland~Portugal~Romania~Singapore~Slovenia~South Africa~
South Korea~Spain~Sweden~Switzerland~Taiwan~Tajikistan~UAE~UK~USA
GSA
www.gsacom.com
© GSA – Global mobile Suppliers Association
Countries with commercial 3G WCDMA networks – January 6,
Additional countries with 3G WCDMA licences issued/deploymen
GSM markets - most expected to evolve to 3G WCDMA
(c) GSA – Global mobile Suppliers Association

Data from October 2006

123 3G/WCDMA commercial networks in 55 countries

Countries with commercial 3G WCDMA networks
Countries with 3G WCDMA networks in deployment
GSM markets expected to evolve to 3G WCDMA
Source of data: GSA
GSA
www.gsacom.com
© GSA – Global mobile Suppliers Association
September 23, 2006

- Deployments continuing to build worldwide
- Reduced 3G investment in 2007 expected with 65% population coverage achieved in major European markets
- "Green" countries have GSM installed base, will likely eventually transition to WCDMA

SEMICONDUCTOR
CONFIDENTIAL & PROPRIETARY 12

13
CONFIDENTIAL & PROPRIETARY
Standard Products Initiatives
• TriQuint has a proven history of developing standard
products
– Foundry customers utilizing TriQuint process strength
– >  6 GHz portfolio is world class
– Long history of SAW std products
– Packaging many die products
– Opportunities to spin out more products for general
purpose
• Marketing our entire portfolio to the masses
• Sales organization aligned to std products sales
• Enhancing our distribution channels
Standard Product Selection Guide

Applications • Airborne radar • Shipboard radar • Radars for ground vehicles • Satcom communication systems • Handheld communication systems

Phased-Array Radar
• Battlefield Radar
– Air-cooled radar for Marine Corps HMMVEE
– Army battlefield radar (air-cooled)
– Self-defense radar for armored vehicles
• Airborne Radar
– F22 now in production
– Phased array radar retrofits for F18, F16, F15 retrofits, B2
– JSF and Eurofighter in development
– UAV arrays in development
• Shipborne radar
– DDX Radars
– Cobra Judy

Communications • JTRS Portable Radios • TTNT (Tactical Targeting Network Technology)

Satellites • Communications Links – Ku- and Ka-band uplinks use TriQuint solid-state HPAs to replace tubes – Phased-array downlinks use custom TriQuint chip sets • Space-based radar – future concept

Signal Processor Receiver / Exciter >1000 T/R Modules RF/IF Conversion/ Filtering F/A-22 Raptor

The Battlefield of the Future Lightweight phased-array radars and pervasive communications links empower next generation warfare

JTRS 2C
Terminal
JTRS Cluster 1
Ground Terminal
JTRS Cluster 1
Airborne
Terminal
JTRS
Shipboard
Cluster 3
User
DCRM
User
JTRS
Airborne
Cluster 4

TriQuint SEMICONDUCTOR

JTRS Handheld Cluster 5

Evolving Radar Architecture
• Additional complexity drives the need for a switch/filter matrix module and more highly integrated receivers
• Multi-band radio transceivers have similar needs
UMTS (PCS) Tx
Switch/Filter
Matrix
>1000 T/R
Modules
Phased Array Radar or EW System with Channelized Receiver
Tx
Rx
Multiple
Receivers
Digital
Signal
Processing

TGA2512 X-Band Low Noise Amplifier TGA2517 16W X-Band HPA TriQuint MMICs (Monolithic Microwave Integrated Circuits) TGP2103 5-bit X-Band Phase Shifter

TriQuint Technology Leadership
New Technology R&D
• GaN
• BAW
• HV PHEMT
• Millimeter-wave PHEMT and MHEMT
• Packaging
Innovative Product Focus
• Power amplifiers
• Millimeter-wave MMICs
• Switch/filter banks

Pout (W/mm)

100 μm

GaN
GaAs PHEMT
MHEMT/InP
Power

MMIC Technology Evolution
Frequency
Gallium Nitride
0
0.5
1
1.5
2
2.5
3
3.5
0 5 10 15 20 25 30 35
Frequency (GHz)
HV2
HV3/HV3S
EHV
std PHEMT
TGA4046
44-GHz 2W
HPA
HV GaAs PHEMT
Copper Bumps
Millimeter-wave Standard Products

S21 , dB
0
-10
-20
-30
-40
-50
-60
-70
-80
1800
1920
2040
2160
2280
2400
Frequency , MHz

TriQuint SEMICONDUCTOR

Coupled Resonator Filter (CRF) Piezoelectric Coupling Layers Isolation Reflectors Substrate Piezoelectric Cross Over Electrodes

TriQuint SAW/BAW Filters Save Space 148.6mm × 82.0mm × 25.4mm 2.5mm × 2.0 mm × 0.76mm Ceramic Lumped Element Cavity BAW/SAW 33.02mm × 22.35mm × 10.16mm 44.45mm × 12.7mm × 10.16mm Relative Size